BLACKROCK SERIES FUND, INC.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

(the “Funds”)

Supplement dated June 12, 2017 to

the Prospectuses and Statement of Additional Information (“SAI”) of the Funds,

each dated May 1, 2017, as supplemented to date

Effective June 12, 2017, the BlackRock Large Cap Core Portfolio changed its name to BlackRock Advantage Large Cap Core Portfolio and changed its investment objective and investment strategies as set forth in a separate prospectus and SAI dated June 12, 2017. The BlackRock Large Cap Core Portfolio is currently offered pursuant to the prospectus and SAI dated June 12, 2017. All references and information relating to the BlackRock Large Cap Core Portfolio are hereby deleted from the Prospectuses and SAI of the Funds dated May 1, 2017.

Shareholders should retain this supplement for future reference.

PRSAI-SRS-0617SUP